UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 3, 2008
ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32567	74-2966572
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 367-3600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Consent of KPMG LLP
Audited Financial Statements
Unaudited Financial Statements
Pro Forma Financial Statements

Item 9.01 Financial Statements and Exhibits.
     On July 10, 2008, Alon USA Energy, Inc. (the “Company”) filed under Item 2.01 of Form 8-K to report the acquisition of Valero Refining Company — Louisiana, which owned and operated the Krotz Springs refinery located in Krotz Springs, Louisiana and related assets (the “Krotz Springs Refining Business”). The Form 8-K filed on July 10, 2008 is hereby being amended as permitted by Item 9.01 to file the financial statement information required by Item 9.01.
     (a) Financial Statements of Business Acquired.
          The following Audited Financial Statements of Krotz Springs Refining Business are incorporated herein by reference to Exhibit 99.1:
Independent Auditor’s Report
Balance Sheets as of December 31, 2007 and 2006
Statements of Income for the Years Ended December 31, 2007, 2006 and 2005
Statements of Changes in Net Parent Investment for the Years Ended December 31, 2007, 2006 and 2005
Statements of Cash Flows for the Years Ended December 31, 2007, 2006 and 2005
Notes to Financial Statements
          The following Unaudited Financial Statements of Krotz Springs Refining Business are incorporated herein by reference to Exhibit 99.2:
Balance Sheets as of March 31, 2008 and December 31, 2007 (audited)
Statements of Income for the Three Months Ended March 31, 2008 and 2007
Statements of Cash Flows for the Three Months Ended March 31, 2008 and 2007
Condensed Notes to Financial Statements
     (b) Pro Forma Financial Information.
          The following Unaudited Pro Forma Condensed Consolidated Financial Statements are incorporated herein by reference to Exhibit 99.3:
Pro Forma Condensed Consolidated Balance Sheets as of March 31, 2008
Pro Forma Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2008
Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2007
Notes to Pro Forma Condensed Consolidated Financial Statements

Exhibit
Number	Description
23.1	Consent of KPMG LLP

99.1	Audited Financial Statements of Krotz Springs Refining Business

99.2	Unaudited Financial Statements of Krotz Springs Refining Business

99.3	Pro Forma Financial Statements of Alon USA Energy, Inc. and Krotz Springs Refining Business

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON USA ENERGY, INC.
By:	/s/ Shai Even
Shai Even
Senior Vice President and Chief Financial Officer

Date: September 19, 2008

INDEX TO EXHIBITS

Exhibit
Number	Description

23.1	Consent of KPMG LLP

99.1	Audited Financial Statements of Krotz Springs Refining Business

99.2	Unaudited Financial Statements of Krotz Springs Refining Business

99.3	Pro Forma Financial Statements of Alon USA Energy, Inc. and Krotz Springs Refining Business